SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 25, 2001
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

(not applicable)
Former name, former address and former fiscal year, if changed since last report.

Item 5. Other Events

On September 25, 2001, the company made the announcements contained in the press release filed as Exhibit 99.1 to this Current Report.

Item 7.  Financial Statements and Exhibits

                (c)    Exhibits
                        99.1    Press Release dated September 25, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOZONE, INC.

                                                                                By:     /s/ Robert J. Hunt

                                                                                         Robert J. Hunt
                                                                                        Executive Vice President and
                                                                                         Chief Financial Officer-Customer Satisfaction

Dated: September 26, 2001

EXHIBIT INDEX

99.1         Press Release dated September 25, 2001